Report of Independent Auditors


Board of Directors
Fort Dearborn Income Securities, Inc.

In planning and performing our audit
of the financial statements of Fort
Dearborn Income Securities, Inc. (the
"Company") for the year ended
September 30, 2002, we considered its
internal control, including control
activities for safeguarding
securities, in order to determine our
auditing procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-SAR,
not to provide assurance on internal
control.

The management of the Fund is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls.  Generally, controls that
are relevant to an audit pertain to
the entity's objective of preparing
financial statements for external
purposes that are fairly presented in
conformity with accounting principles
generally accepted in the United
States.  Those controls include the
safeguarding of assets against
unauthorized acquisition, use, or
disposition.

Because of inherent limitations in
internal control, error or fraud may
occur and not be detected.  Also,
projection of any evaluation of
internal control to future periods is
subject to the risk that it may become
inadequate because of changes in
conditions or that the effectiveness
of the design and operation may
deteriorate.

Our consideration of internal control
would not necessarily disclose all
matters in internal control that might
be material weaknesses under standards
established by the American Institute
of Certified Public Accountants.  A
material weakness is a condition in
which the design or operation of one
or more of the internal control
components does not reduce to a
relatively low level the risk that
misstatements caused by error or fraud
in amounts that would be material in
relation to the financial statements
being audited may occur and not be
detected within a timely period by
employees in the normal course of
performing their assigned functions.
However, we noted no matters involving
internal control and its operation,
including controls for safeguarding
securities, which we consider to be
material weaknesses as defined above
as of September 30, 2002.

This report is intended solely for the
information and use of management, the
Board of Directors of the Fund and the
Securities and Exchange Commission and
is not intended to be and should not
be used by anyone other than these
specified parties.

               ERNST & YOUNG LLP

New York, New York
November 8, 2002